Note 5 - Revenue	6 Months Ended
Jun. 30, 2025
Statement Line Items [Line Items]
Disclosure of revenue [text block]

Note 5. Revenue

In September 2023, the Company entered into a collaborative research agreement with MSD (tradename of Merck & Co., Inc., Rahway, NJ, USA (“MSD”), to explore new ways to apply AI technologies to vaccine discovery development. During the three and six months ended June 30, 2025 and 2024, the Company recognized services revenue of a nominal amount and $0.1 million from its research and development services, respectively.

In June 2025, the Gates Foundation awarded the Company a grant for $0.1 million to help the world eradicate polio (poliomyelitis) by exploring design options for a new and unique vaccine. The project will combine Evaxion’s leading and clinically validated AI-Immunology™ platform with support from the Gates Foundation. Evaxion will deploy AI-Immunology™ to identify and combine various antigens to combat the virus. Based on these findings, a number of new antigen constructs will be designed for selection and validation. During the three and six months ended June 30, 2025, the Company recognized a nominal amount of grant revenue related to the Gates Foundation Grant. The Company is expected to recognize the remainder of the grant revenue from the Gates Foundation Grant through August 2025.

During the three and six months ended June 30, 2025, all revenue earned was generated in Denmark from the Company’s collaborative research agreement with MSD and grant revenue from the Gates Foundation Grant.